UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the registrant ☐
Filed by a party other than the registrant ☑
Check the appropriate box:
☐ Preliminary Proxy Statement.
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐ Definitive Proxy Statement.
☐ Definitive Additional Materials.
☑ Soliciting Material Under Rule 14a-12.
USA TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)
SHAREHOLDER ADVOCATES FOR VALUE ENHANCEMENT
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following Press Release was distributed on November 23, 2009:
FOR IMMEDIATE RELEASE
Independent Shareholder Group SAVE Issues Stop, Look and Listen Letter
To USA Technologies Shareholders
NEW YORK, NY, November 23, 2009 — Shareholder Advocates for Value Enhancement (SAVE), a group of shareholders of USA Technologies, Inc. unaffiliated with the Company, announced today that they issued an open letter urging common shareholders of USA Technologies, Inc. (Nasdaq: USAT) to STOP, LOOK and LISTEN before responding to management’s recent request that shareholders grant them a proxy to vote their shares.
     Brad Tirpak, one of SAVE’s members, urged shareholders to read the letter, stating, “Our letter is intended to keep focus on the issues in this election: the Company’s poor performance and its recent actions reducing accountability to shareholders and entrenching management.”
     The complete text of the letter to shareholders follows:
November 23, 2009
Dear Fellow Shareholders,
Shareholder Advocates for Value Enhancement (SAVE), a group of shareholders of USA Technologies, Inc., unaffiliated with the Company, has nominated three independent directors to the Board of USA Technologies (NASDAQ:USAT).
Soon you will be receiving SAVE’s proxy material and BLUE proxy card and we urge you to refrain from returning a vote to USAT until you have had an opportunity to review our proxy materials.
SAVE believes in the promising technology of the Company and its talented employees, but the self-interested actions of the Board and management are draining value away from common shareholders. Consider the following:
•	Since 2003 management and inside directors have rewarded themselves with $17 million in compensation, while the stock declined more than 95%.

•	The same management has failed to turn a profit in 10 years.

•	The Board has rewarded management with total compensation in excess of $5.9 million over fiscal 2007 and 2008 despite missing financial performance targets in each year.
And NOW we believe the Board and management are trying to entrench themselves and all but eliminate accountability to shareholders; the Board in October:
•	Eliminated the right of shareholders to call special meetings

•	Staggered the Board of Directors into three classes

•	Stacked the board with two more hand-picked nominees of management, without shareholder approval, and THEN

•	Advanced the annual meeting by more than four months reducing your opportunity to consider these inequitable actions until it is too late.
Don’t let management strip you of your rights.
Soon you will be receiving SAVE’s proxy materials and BLUE proxy card. To have your vote counted for SAVE’s independent nominees you will need to complete and return the BLUE proxy card. We are not seeking control of the Board; we believe that the common shareholders need some truly independent directors who can be advocates for their rights and interests. You deserve the opportunity to review SAVE’s proxy materials and decide for yourself who will best serve your interests.
SAVE strongly urges shareholders NOT to respond to any solicitation made by USAT management and NOT to return a white proxy card voting for the current board members.
•	DO NOT return the white proxy card sent to you by the current board of USA Technologies, and

•	DO NOT vote by responding to the e-mail solicitations sent to you by the current board of USA Technologies.

•	DO NOT allow their proxy solicitor to call you at home and take your vote over the telephone.
You can learn more about USA Technologies, Inc.’s performance issues, the self-interested actions of management, and our Board candidates at www.SAVEUSAT.com.
We appreciate your support, and if you have any questions, please call Morrow & Co., LLC. at (203) 658-9400 or toll-free at 800-662-5200.
Sincerely,

Brad M. Tirpak	Craig W. Thomas
Shareholder Advocates for Value Enhancement (SAVE)

ADDITIONAL INFORMATION
On November 19, 2009, Shareholder Advocates for Value Enhancement (SAVE) filed a preliminary proxy statement on Schedule 14A for the election of its slate of director nominees at the annual meeting of Stockholders of USA Technologies, Inc. scheduled to be held on December 15, 2009 (the “Annual Meeting”). Prior to the Annual Meeting, SAVE will furnish a definitive Proxy Statement to shareholders of USA Technologies, Inc., together with a BLUE proxy card. SHAREHOLDERS OF USA TECHNOLOGIES, INC. ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION.
The Proxy Statement and all other soliciting materials filed by SAVE will be available at: WWW.SAVEUSAT.COM .
The Proxy Statement is available at no charge on the SEC’s website at http://www.sec.gov. In addition, Morrow & Co. will provide copies of the Proxy Statement without charge upon request. Requests for copies should be directed to:
Morrow & Co., LLC
Toll Free: 800-662-5200
Banks and Brokerage Firms Call Collect: 203-658-9400
SAVE, its members, Bradley Tirpak and Craig Thomas, and its Director nominees, Bradley Tirpak, Peter Michel and Alan Gotcher (collectively, the “Participants”) are deemed to be participants in the solicitation of proxies with respect to SAVE’s nominees. None of the Participants has any direct or indirect interests in the matters to be acted upon at the Annual Meeting other than as a shareholder or a nominee for election as a director of USA Technologies, Inc. Detailed information regarding the names, affiliations and interests of the Participants, including security ownership or otherwise, is available in SAVE’s preliminary Proxy Statement filed by SAVE on November 19, 2009 with the SEC.
* * *
SAVE’s Preliminary Proxy Statement and related materials are available at www.SAVEUSAT.com
Shareholders with questions about the solicitation are invited to call Morrow & Co. at 800-662-5200.

The following letter to shareholders was distributed beginning on November 23, 2009:
November 23, 2009
Dear Fellow Shareholders,
Shareholder Advocates for Value Enhancement (SAVE), a group of shareholders of USA Technologies, Inc., unaffiliated with the Company, has nominated three independent directors to the Board of USA Technologies (NASDAQ:USAT).
Soon you will be receiving SAVE’s proxy material and BLUE proxy card and we urge you to refrain from returning a vote to USAT until you have had an opportunity to review our proxy materials.
SAVE believes in the promising technology of the Company and its talented employees, but the self-interested actions of the Board and management are draining value away from common shareholders. Consider the following:
•	Since 2003 management and inside directors have rewarded themselves with $17 million in compensation, while the stock declined more than 95%.

•	The same management has failed to turn a profit in 10 years.

•	The Board has rewarded management with total compensation in excess of $5.9 million over fiscal 2007 and 2008 despite missing financial performance targets in each year.
And NOW we believe the Board and management are trying to entrench themselves and all but eliminate accountability to shareholders; the Board in October:
•	Eliminated the right of shareholders to call special meetings

•	Staggered the Board of Directors into three classes

•	Stacked the board with two more hand-picked nominees of management, without shareholder approval, and THEN

•	Advanced the annual meeting by more than four months reducing your opportunity to consider these inequitable actions until it is too late.
Don’t let management strip you of your rights.
Soon you will be receiving SAVE’s proxy materials and BLUE proxy card. To have your vote counted for SAVE’s independent nominees you will need to complete and return the BLUE proxy card. We are not seeking control of the Board; we believe that the common shareholders need some truly independent directors who can be advocates for their rights and interests. You deserve the opportunity to review SAVE’s proxy materials and decide for yourself who will best serve your interests.

SAVE strongly urges shareholders NOT to respond to any solicitation made by USAT management and NOT to return a white proxy card voting for the current board members.
•	DO NOT return the white proxy card sent to you by the current board of USA Technologies, and

•	DO NOT vote by responding to the e-mail solicitations sent to you by the current board of USA Technologies.

•	DO NOT allow their proxy solicitor to call you at home and take your vote over the telephone.
You can learn more about USA Technologies, Inc.’s performance issues, the self-interested actions of management, and our Board candidates at www.SAVEUSAT.com.
We appreciate your support, and if you have any questions, please call Morrow & Co., LLC. at (203) 658-9400 or toll-free at 800-662-5200.
Sincerely,

Brad M. Tirpak	Craig W. Thomas
Shareholder Advocates for Value Enhancement (SAVE)
ADDITIONAL INFORMATION
On November 19, 2009, Shareholder Advocates for Value Enhancement (SAVE) filed a preliminary proxy statement on Schedule 14A for the election of its slate of director nominees at the annual meeting of Stockholders of USA Technologies, Inc. scheduled to be held on December 15, 2009 (the “Annual Meeting”). Prior to the Annual Meeting, SAVE will furnish a definitive Proxy Statement to shareholders of USA Technologies, Inc., together with a BLUE proxy card. SHAREHOLDERS OF USA TECHNOLOGIES, INC. ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION.
The Proxy Statement and all other soliciting materials filed by SAVE will be available at: WWW.SAVEUSAT.COM .
The Proxy Statement is available at no charge on the SEC’s website at http://www.sec.gov. In addition, Morrow & Co. will provide copies of the Proxy Statement without charge upon request. Requests for copies should be directed to:
Morrow & Co., LLC
Toll Free: 800-662-5200
Banks and Brokerage Firms Call Collect: 203-658-9400
SAVE, its members, Bradley Tirpak and Craig Thomas, and its Director nominees, Bradley Tirpak, Peter Michel and Alan Gotcher (collectively, the “Participants”) are deemed to be participants in the solicitation of proxies with respect to SAVE’s nominees. None of the

Participants has any direct or indirect interests in the matters to be acted upon at the Annual Meeting other than as a shareholder or a nominee for election as a director of USA Technologies, Inc. Detailed information regarding the names, affiliations and interests of the Participants, including security ownership or otherwise, is available in SAVE’s preliminary Proxy Statement filed by SAVE on November 19, 2009 with the SEC.
ABOUT SHAREHOLDER ADVOCATES FOR VALUE ENHANCEMENT
Shareholder Advocates for Value Enhancement (SAVE) is an independent group of investors in USA Technologies. Inc. (“USAT”), whose members, Bradley M. Tirpak and Craig W. Thomas, are committed to enhancing long-term value for USAT shareholders by advocating for corporate governance, efficient operations and compensation changes. www.saveusat.com.